EXHIBIT 99.1
Vital Energy Reports Third-Quarter 2025 Financial and Operating Results
TULSA, OK - November 3, 2025 - Vital Energy, Inc. (NYSE: VTLE) ("Vital Energy" or the "Company") today reported third-quarter 2025 financial and operating results. Due to the Company's pending merger (the "Transaction") with Crescent Energy Company ("Crescent"), the Company will not be posting supplemental slides or hosting a conference call to discuss its quarterly results.
Third-Quarter 2025 Highlights
•Reported a net loss of $353.5 million, Adjusted Net Income1 of $57.6 million and cash flow from operating activities of $286.6 million
•Generated Consolidated EBITDAX1 of $308.5 million and Adjusted Free Cash Flow1 of $5.5 million
•Reduced total and Net Debt1 by $40.0 million and $24.5 million, respectively
•Produced 136.2 thousand barrels of oil equivalent per day and 60.2 thousand barrels of oil per day
•Reported capital investments of $257.5 million, excluding non-budgeted acquisitions and leasehold expenditures
•Reported lease operating expense of $114.3 million and total general and administrative expenses of $25.0 million (which includes $6.9 million of transaction-related expenses)
•Turned-in-line 26 wells during the quarter and began flowing back a 12-horseshoe-well package in mid-October
"Our third-quarter results reflect our focus on operational execution and cost discipline," stated Jason Pigott, President and CEO. "We delivered on an ambitious development plan, turning-in-line 26 wells during the quarter, completing the 8-mile package of 12 horseshoe wells in mid-October and exceeding the top-end of our total production guidance. We are excited by the prospect of joining forces with Crescent to create a premier mid-cap operator and generate increased value for our shareholders."
Third-Quarter 2025 Financial Summary
Financial Results. The Company had a net loss of $353.5 million, or $(9.35) per diluted share. Results were impacted by a non-cash pre-tax impairment loss on oil and gas properties of $420.0 million. Adjusted Net Income was $57.6 million, or $1.52 per adjusted diluted share. Cash flows from operating activities were $286.6 million and Consolidated EBITDAX was $308.5 million.
2025 Outlook
Due to the Transaction, the Company's prior guidance should no longer be relied upon. Vital Energy will not be providing guidance at this time and does not expect to do so prior to the closing of the Transaction, including
1Non-GAAP financial measure; please see supplemental reconciliations of GAAP to non-GAAP financial measures at the end of this release.

updates to any such information provided in the first or second quarter earnings releases, as those forward-looking statements were estimates of management only as of the date provided and were subject to the specific risks and uncertainties that accompanied such forward-looking statements.
Merger Update
While the recent United States ("U.S.") government shutdown has temporarily halted the Securities and Exchange Commission's ("SEC") review of all merger proxies, including the one related to the Transaction, both the Company and Crescent continue to make substantial progress toward fulfilling closing conditions and remain committed to completing the Transaction. Currently, the Company expects to hold a special meeting of Vital Energy stock holders on December 12, 2025 to vote on the Transaction.
About Vital Energy
Vital Energy, Inc. is an independent energy company with headquarters in Tulsa, Oklahoma. Vital Energy's business strategy is focused on the acquisition, exploration and development of oil and natural gas properties in the Permian Basin of West Texas.
Additional information about Vital Energy may be found on its website at www.vitalenergy.com.
No Offer or Solicitation
This communication relates to the Transaction. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Important Additional Information
In connection with the Transaction, Crescent filed with the SEC a registration statement on Form S-4, that includes a preliminary joint proxy statement of Crescent and the Company and a prospectus of Crescent. The registration statement has not been declared effective by the SEC, nor has it otherwise become effective pursuant to the Securities Act, and the information contained in the preliminary joint proxy statement/prospectus is not complete and may be changed. The Transaction will be submitted to Crescent’s and the Company’s stockholders for their consideration. Crescent and the Company may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Crescent and the Company. This document is not a substitute for the registration statement and joint proxy statement/prospectus filed with the SEC or any other documents that Crescent or the Company may file with the SEC or send to stockholders of Crescent or the Company in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.
Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at vitalenergy.com, under the “Investors—Financial Information” tab, or by directing a request to Investor Relations, Vital Energy, Inc., 521 East 2nd Street, Suite 1000, Tulsa, OK 74120, Tel. No. (918) 513-4570. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at crescentenergyco.com under the “Investors—SEC Filings” tab or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 72000, Houston, TX 77002, Tel. No. (713) 332-7001.

Participants in the Solicitation
Crescent and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.
Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, (i) is set forth in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One – Election of Three Class III Directors at the 2025 Annual Meeting”, “Proposal Three – Advisory Vote Approving the Compensation of Our Named Executive Officers”, “Stock Ownership Information”, and “Related Party Transactions”, which was filed with the SEC on April 10, 2025 and available at https://www.sec.gov/Archives/edgar/data/1528129/000152812925000071/vtle-20250409.htm and (ii) to the extent holdings of the Company’s securities by the directors or executive officers have changed since the amounts set forth in the Company’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001528129. You can obtain a free copy of these documents at the SEC’s website at http://www.sec.gov or by accessing the Company’s website at vitalenergy.com.
Information regarding Crescent’s executive officers and directors, including a description of their direct or indirect interests, by security holdings or otherwise, (i) is set forth in Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, including under Part III, Item 10. Directors, Executive Officers and Corporate Governance, Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters, and Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence, which was filed with the SEC on February 26, 2025, and available at https://www.sec.gov/Archives/edgar/data/1866175/000186617525000024/crgy-20241231.htm and (ii) to the extent holdings of Crescent’s securities by its directors or executive officers have changed since the amounts set forth in Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001866175. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing Crescent’s website at crescentenergyco.com.
Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.
Forward-Looking Statements
This press release and any oral statements made regarding the contents of this release, including in the conference call referenced herein, contain forward-looking statements as defined under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities that Vital Energy assumes, plans, expects, believes, intends, projects, indicates, enables, transforms, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Such statements are not guarantees of future performance and involve risks, assumptions and uncertainties. General risks relating to Vital Energy include, but are not limited to: the Transaction and the expected timing of the consummation thereof, risks related to the disruption of management time from ongoing business operations due to the Transaction, the risk the pending Transaction could distract management and they will incur substantial costs, the volatility of oil, NGL and natural gas prices, including the Company’s area of operation in the Permian Basin; changes, uncertainty and instability in domestic and global production, supply and demand for oil, NGL and natural gas, and actions by the Organization of the Petroleum Exporting Countries members and other oil exporting nations ("OPEC+"); changes in general economic, business or industry conditions and market volatility, including as a result of slowing growth, inflationary pressures, monetary policy, tariffs, trade barriers, price and exchange controls and other regulatory requirements, including such changes that may be implemented by the U.S. and foreign governments; the Company’s ability to execute its strategies, including its ability to successfully identify and consummate strategic acquisitions at purchase prices that are accretive to its financial results and to successfully integrate acquired businesses, assets and properties; the Company’s ability to optimize spacing, drilling and completions techniques in order to maximize its rate of return, cash flows from operations and stockholder value; the ongoing instability and uncertainty in the U.S. and international energy, financial and consumer markets that could adversely affect the liquidity available to the Company and its customers and the demand for commodities, including oil, NGL and natural gas; competition in the oil and gas industry; the Company’s ability to discover, estimate, develop and replace oil, NGL and natural gas reserves and inventory; insufficient transportation capacity in the Permian Basin and challenges associated with such constraint, and the availability and costs of sufficient gathering, processing, storage and export capacity; a decrease in production levels which may impair the Company’s ability to meet its contractual obligations and ability to retain its leases; risks associated with the uncertainty of potential drilling locations and plans to drill in the future; the inability of significant customers to meet their obligations; revisions to the Company’s reserve estimates as a result of changes in commodity prices, decline curves and other uncertainties; the availability and costs of drilling and production equipment, supplies, labor and oil and natural gas processing and other services; ongoing war and political instability in Ukraine, Israel and the Middle East and the effects of such conflicts on the global hydrocarbon market and supply chains; risks related to the geographic concentration of the Company’s assets; the Company’s ability to hedge commercial risk, including commodity price volatility, and regulations that affect the Company’s ability to hedge such risks; the Company’s ability to continue to maintain the borrowing capacity under its Senior Secured Credit Facility or access other means of obtaining capital and liquidity, especially during periods of sustained low commodity prices; the Company’s ability to comply with restrictions contained in its debt agreements, including its Senior Secured Credit Facility and the indentures governing its senior unsecured notes, as well as debt that could be incurred in the future; the Company’s ability to generate sufficient cash to service its indebtedness, fund its capital requirements and generate future profits; drilling and operating risks, including but not limited to, risks related to hydraulic fracturing, securing sufficient electricity to produce its wells without limitation, natural disasters and other matters beyond the Company’s control; U.S. and international economic conditions and legal, tax, political and administrative developments, including the effects of energy, trade and environmental policies and existing and future laws and government regulations; the Company’s ability to comply with federal, state and local regulatory requirements, including the One Big Beautiful Bill Act (the "OBBB Act") and any impact thereon by the OBBB Act taxes, tariffs and international trade; the impact of repurchases, if any, of securities from time to time; the Company’s ability to maintain the health and safety of, as well as recruit and retain, qualified personnel, including senior management or other key personnel, necessary to operate its business; evolving cybersecurity risks such as those involving unauthorized access, denial-of-service attacks, third-party service provider failures, malicious software, data privacy breaches by employees, insiders or others with authorized access, cyber or phishing attacks, ransomware, social engineering, physical breaches or other actions; and the Company’s belief that the outcome of any current legal proceedings will not materially affect its financial results and operations, and other factors, including those and other risks described in its Annual Report on Form 10-K for the year ended December 31, 2024 (the "2024 Annual Report"), subsequent Quarterly Reports on Form 10-Q and those set forth from time to time in other filings with the SEC. These documents are available through Vital Energy's website at www.vitalenergy.com under the tab "Investor Relations" or through the SEC's Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. Any of these factors could cause Vital Energy's actual results and plans to differ materially from those in the forward-looking statements. Therefore, Vital Energy can give no assurance that its future results will be as estimated. Any forward-looking statement speaks only as of the date on which such statement is made. Vital Energy does not intend to, and disclaims any obligation to, correct, update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
This press release and any accompanying disclosures include financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), such as Adjusted Free Cash Flow, Adjusted Net Income, Net Debt and Consolidated EBITDAX. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of such non-GAAP financial measures to the nearest comparable measure in accordance with GAAP, please see the supplemental financial information at the end of this press release.
Unless otherwise specified, references to "average sales price" refer to average sales price excluding the effects of the Company's derivative transactions.
All amounts, dollars and percentages presented in this press release are rounded and therefore approximate.

Vital Energy, Inc.
Selected operating data

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
	(unaudited)		(unaudited)
Sales volumes:
Oil (MBbl)	5,542	5,446	17,037	16,161
NGL (MBbl)	3,597	3,460	10,654	9,567
Natural gas (MMcf)	20,325	20,160	59,975	57,958
Oil equivalent (MBOE)(1)	12,527	12,267	37,687	35,388
Average daily oil equivalent sales volumes (BOE/d)(1)	136,158	133,339	138,046	129,153
Average daily oil sales volumes (Bbl/d)(1)	60,233	59,198	62,405	58,981
Average sales prices(1):
Oil ($/Bbl)(2)	$66.32	$76.51	$67.82	$78.84
NGL ($/Bbl)(2)	$11.93	$12.08	$14.62	$13.46
Natural gas ($/Mcf)(2)	$0.45	$(0.48)	$0.79	$0.05
Average sales price ($/BOE)(2)	$33.50	$36.58	$36.04	$39.73
Oil, with commodity derivatives ($/Bbl)(3)	$71.15	$78.37	$73.72	$76.75
NGL, with commodity derivatives ($/Bbl)(3)	$13.64	$12.07	$15.20	$13.34
Natural gas, with commodity derivatives ($/Mcf)(3)	$1.53	$0.45	$1.59	$0.84
Average sales price, with commodity derivatives ($/BOE)(3)	$37.87	$38.95	$40.16	$40.04
Selected average costs and expenses per BOE sold(1):
Lease operating expenses	$9.12	$8.78	$8.64	$9.24
Production and ad valorem taxes	1.64	2.22	2.13	2.40
Oil transportation and marketing expenses	0.84	1.01	0.83	0.97
Gas gathering, processing and transportation expenses	0.54	0.38	0.50	0.34
General and administrative (excluding LTIP and transaction expenses)	1.20	1.53	1.48	1.76
Total selected operating expenses	$13.34	$13.92	$13.58	$14.71
General and administrative (LTIP):
LTIP cash	$0.03	$(0.03)	$—	$0.05
LTIP non-cash	$0.23	$0.28	$0.24	$0.29
General and administrative (transaction expenses)	$0.31	$0.02	$0.10	$0.02
Depletion, depreciation and amortization	$14.41	$15.25	$14.78	$14.91
_______________________________________________________________________________
(1)The numbers presented are calculated based on actual amounts and may not recalculate using the rounded numbers presented in the table above.
(2)Price reflects the average of actual sales prices received when control passes to the purchaser/customer adjusted for quality, certain transportation fees, geographical differentials, marketing bonuses or deductions and other factors affecting the price received at the delivery point.
(3)Price reflects the after-effects of the Company's commodity derivative transactions on its average sales prices. The Company's calculation of such after-effects includes settlements of matured commodity derivatives during the respective periods.

Vital Energy, Inc.
Consolidated balance sheets

(in thousands, except share data)	September 30, 2025	December 31, 2024
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$14,697	$40,179
Accounts receivable, net	227,747	299,698
Derivatives	149,332	101,474
Other current assets	29,276	25,205
Total current assets	421,052	466,556
Property and equipment:
Oil and natural gas properties, full cost method:
Evaluated properties	14,429,480	13,587,040
Unevaluated properties not being depleted	132,800	242,792
Less: accumulated depletion and impairment	(10,509,728)	(8,966,200)
Oil and natural gas properties, net	4,052,552	4,863,632
Midstream and other fixed assets, net	121,050	134,265
Property and equipment, net	4,173,602	4,997,897
Derivatives	20,960	34,564
Operating lease right-of-use assets	65,669	104,329
Deferred income taxes	5,971	239,685
Other noncurrent assets, net	29,878	35,915
Total assets	$4,717,132	$5,878,946
Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$195,566	$185,115
Accrued capital expenditures	93,390	95,593
Undistributed revenue and royalties	142,799	187,563
Operating lease liabilities	28,087	73,143
Other current liabilities	81,637	59,725
Total current liabilities	541,479	601,139
Long-term debt, net	2,282,320	2,454,242
Derivatives	25,837	5,814
Asset retirement obligations	76,040	82,941
Operating lease liabilities	29,218	26,733
Other noncurrent liabilities	6,020	7,506
Total liabilities	2,960,914	3,178,375
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and zero issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Common stock, $0.01 par value, 80,000,000 shares authorized, and 38,690,302 and 38,144,248 issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	387	381
Additional paid-in capital	3,833,813	3,823,241
Accumulated deficit	(2,077,982)	(1,123,051)
Total stockholders' equity	1,756,218	2,700,571
Total liabilities and stockholders' equity	$4,717,132	$5,878,946

Vital Energy, Inc.
Consolidated statements of operations

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share data)	2025	2024	2025	2024
	(unaudited)		(unaudited)
Revenues:
Oil sales	$367,511	$416,668	$1,155,448	$1,274,119
NGL sales	42,929	41,807	155,714	128,752
Natural gas sales	9,206	(9,724)	47,175	3,150
Sales of purchased oil	—	8,986	—	8,986
Other operating revenues	1,180	1,497	4,296	2,937
Total revenues	420,826	459,234	1,362,633	1,417,944
Costs and expenses:
Lease operating expenses	114,259	107,686	325,494	327,156
Production and ad valorem taxes	20,525	27,244	80,106	84,937
Oil transportation and marketing expenses	10,527	12,445	31,296	34,477
Gas gathering, processing and transportation expenses	6,774	4,602	18,910	12,066
Costs of purchased oil	—	9,331	—	9,331
General and administrative	25,046	22,005	71,517	74,934
Organizational restructuring expenses	—	—	4,627	—
Depletion, depreciation and amortization	180,516	187,063	556,840	527,468
Impairment expense	419,955	—	1,005,242	—
Other operating expenses, net	6,280	1,754	10,456	5,365
Total costs and expenses	783,882	372,130	2,104,488	1,075,734
Gain (loss) on disposal of assets, net	685	839	2,050	1,005
Operating income (loss)	(362,371)	87,943	(739,805)	343,215
Non-operating income (expense):
Gain (loss) on derivatives, net	56,069	226,553	169,233	82,064
Interest expense	(49,994)	(40,119)	(150,228)	(124,230)
Loss on extinguishment of debt, net	—	—	—	(66,115)
Other income (expense), net	999	1,247	2,215	5,921
Total non-operating income (expense), net	7,074	187,681	21,220	(102,360)
Income (loss) before income taxes	(355,297)	275,624	(718,585)	240,855
Income tax benefit (expense)	1,775	(60,324)	(236,346)	(54,984)
Net income (loss)	(353,522)	215,300	(954,931)	185,871
Preferred stock dividends	—	—	—	(652)
Net income (loss) available to common stockholders	$(353,522)	$215,300	$(954,931)	$185,219
Net income (loss) per common share:
Basic	$(9.35)	$5.75	$(25.32)	$5.08
Diluted	$(9.35)	$5.73	$(25.32)	$4.97
Weighted-average common shares outstanding:
Basic	37,801	37,459	37,714	36,472
Diluted	37,801	37,580	37,714	37,370

Vital Energy, Inc.
Consolidated statements of cash flows

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2025	2024	2025	2024
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net income (loss)	$(353,522)	$215,300	$(954,931)	$185,871
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-settled equity-based compensation, net	3,160	3,813	9,997	11,248
Depletion, depreciation and amortization	180,516	187,063	556,840	527,468
Impairment expense	419,955	—	1,005,242	—
Mark-to-market on derivatives:
(Gain) loss on derivatives, net	(56,069)	(226,553)	(169,233)	(82,064)
Settlements received (paid) for matured derivatives, net	54,757	29,013	155,002	10,751
Loss on extinguishment of debt, net	—	—	—	66,115
Deferred income tax (benefit) expense	(2,575)	59,855	233,714	52,278
Other, net	9,915	7,179	29,785	19,608
Changes in operating assets and liabilities:
Accounts receivable, net	14,737	153	71,479	13,815
Other current assets	(5,517)	(60)	(8,585)	(7,667)
Other noncurrent assets, net	(1,504)	(2,385)	(5,813)	(836)
Accounts payable and accrued liabilities	37,441	(4,414)	10,451	(21,281)
Undistributed revenue and royalties	(29,616)	(35,861)	(44,764)	(19,593)
Other current liabilities	21,939	18,951	22,957	(1,432)
Other noncurrent liabilities	(7,065)	(5,889)	(22,263)	(11,125)
Net cash provided by (used in) operating activities	286,552	246,165	889,878	743,156
Cash flows from investing activities:
Acquisitions of oil and natural gas properties, net	—	(826,546)	(1,636)	(831,225)
Capital expenditures:
Oil and natural gas properties	(268,099)	(215,573)	(756,640)	(633,279)
Midstream and other fixed assets	(2,757)	(7,452)	(7,432)	(16,630)
Proceeds from dispositions of capital assets, net of selling costs	10,770	2,561	33,059	2,741
Other investing activities	(374)	(824)	766	(1,776)
Net cash provided by (used in) investing activities	(260,460)	(1,047,834)	(731,883)	(1,480,169)
Cash flows from financing activities:
Borrowings on Senior Secured Credit Facility	85,000	1,035,000	450,000	1,440,000
Payments on Senior Secured Credit Facility	(125,000)	(265,000)	(625,000)	(715,000)
Issuance of senior unsecured notes	—	—	—	1,001,500
Extinguishment of debt	—	—	—	(952,214)
Stock exchanged for tax withholding	(10)	(113)	(3,966)	(3,533)
Payments for debt issuance costs	—	(1,453)	—	(21,738)
Other, net	(1,579)	(1,137)	(4,511)	(3,871)
Net cash provided by (used in) financing activities	(41,589)	767,297	(183,477)	745,144
Net increase (decrease) in cash and cash equivalents	(15,497)	(34,372)	(25,482)	8,131
Cash and cash equivalents, beginning of period	30,194	56,564	40,179	14,061
Cash and cash equivalents, end of period	$14,697	$22,192	$14,697	$22,192

Vital Energy, Inc.
Supplemental reconciliations of GAAP to non-GAAP financial measures

Non-GAAP financial measures
The non-GAAP financial measures of Adjusted Free Cash Flow, Adjusted Net Income, Consolidated EBITDAX, Net Debt and Net Debt to Consolidated EBITDAX, as defined by the Company, may not be comparable to similarly titled measures used by other companies. Furthermore, these non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP measures of liquidity or financial performance, but rather should be considered in conjunction with GAAP measures, such as net income or loss, operating income or loss or cash flows from operating activities.
Adjusted Free Cash Flow
Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities (GAAP) before net changes in operating assets and liabilities and transaction expenses related to non-budgeted acquisitions and the Company's pending merger with Crescent, less capital investments, excluding non-budgeted acquisition costs. Management believes Adjusted Free Cash Flow is useful to management and investors in evaluating operating trends in its business that are affected by production, commodity prices, operating costs and other related factors. There are significant limitations to the use of Adjusted Free Cash Flow as a measure of performance, including the lack of comparability due to the different methods of calculating Adjusted Free Cash Flow reported by different companies.
This release also includes certain forward-looking non-GAAP measures. Due to the forward-looking nature of such measures, no reconciliations of these non-GAAP measures to their respective most directly comparable GAAP measure are available without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various reconciling items that would impact the most directly comparable forward-looking GAAP financial measure, that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Accordingly, such reconciliations are excluded from this release. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.
The following table presents a reconciliation of net cash provided by (used in) operating activities (GAAP) to Adjusted Free Cash Flow (non-GAAP) for the periods presented:

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2025	2024	2025	2024
	(unaudited)		(unaudited)
Net cash provided by (used in) operating activities	$286,552	$246,165	$889,878	$743,156
Less:
Net changes in operating assets and liabilities	30,415	(29,505)	23,462	(48,119)
General and administrative (transaction expenses)	(6,866)	(220)	(6,866)	(567)
Cash flows from operating activities before net changes in operating assets and liabilities and transaction expenses related to non-budgeted acquisitions	263,003	275,890	873,282	791,842
Less capital investments, excluding non-budgeted acquisition costs:
Oil and natural gas properties(1)	253,693	233,818	759,152	652,604
Midstream and other fixed assets(1)	3,782	8,109	8,019	17,233
Total capital investments, excluding non-budgeted acquisition costs	257,475	241,927	767,171	669,837
Adjusted Free Cash Flow (non-GAAP)	$5,528	$33,963	$106,111	$122,005
_____________________________________________________________________________
(1)Includes capitalized share-settled equity-based compensation and asset retirement costs.

Adjusted Net Income
Adjusted Net Income is a non-GAAP financial measure that the Company defines as net income or loss (GAAP) plus adjustments for mark-to-market on derivatives, premiums paid or received for commodity derivatives that matured during the period, organizational restructuring expenses, impairment expense, gains or losses on disposal of assets, income taxes, other non-recurring income and expenses and adjusted income tax expense. Management believes Adjusted Net Income helps investors in the oil and natural gas industry to measure and compare the Company's performance to other oil and natural gas companies by excluding from the calculation items that can vary significantly from company to company depending upon accounting methods, the book value of assets and other non-operational factors.
The following table presents a reconciliation of net income (loss) (GAAP) to Adjusted Net Income (non-GAAP) for the periods presented:

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share data)	2025	2024	2025	2024
	(unaudited)		(unaudited)
Net income (loss)	$(353,522)	$215,300	$(954,931)	$185,871
Plus:
Mark-to-market on derivatives:
(Gain) loss on derivatives, net	(56,069)	(226,553)	(169,233)	(82,064)
Settlements received (paid) for matured derivatives, net	54,757	29,013	155,002	10,751
Organizational restructuring expenses	—	—	4,627	—
Impairment expense	419,955	—	1,005,242	—
(Gain) loss on disposal of assets, net	(685)	(839)	(2,050)	(1,005)
Loss on extinguishment of debt, net	—	—	—	66,115
Income tax (benefit) expense	(1,775)	60,324	236,346	54,984
Operating lease termination expense	4,309	—	4,309	—
General and administrative (transaction expenses)	6,866	220	6,866	567
Adjusted income before adjusted income tax expense	73,836	77,465	286,178	235,219
Adjusted income tax expense(1)	(16,244)	(17,042)	(62,959)	(51,748)
Adjusted Net Income (non-GAAP)	$57,592	$60,423	$223,219	$183,471
Net income (loss) per common share:
Basic	$(9.35)	$5.75	$(25.32)	$5.08
Diluted	$(9.35)	$5.73	$(25.32)	$4.97
Adjusted Net Income per common share:
Basic	$1.52	$1.61	$5.92	$5.03
Diluted	$1.52	$1.61	$5.92	$4.91
Adjusted diluted	$1.52	$1.61	$5.91	$4.91
Weighted-average common shares outstanding:
Basic	37,801	37,459	37,714	36,472
Diluted	37,801	37,580	37,714	37,370
Adjusted diluted	37,816	37,580	37,772	37,370
_______________________________________________________________________________
(1)Adjusted income tax expense is calculated by applying a statutory tax rate of 22% for each of the periods ended September 30, 2025 and 2024.

Consolidated EBITDAX
Consolidated EBITDAX is a non-GAAP financial measure defined in the Company's Senior Secured Credit Facility as net income or loss (GAAP) plus adjustments for share-settled equity-based compensation, depletion, depreciation and amortization, impairment expense, organizational restructuring expenses, gains or losses on disposal of assets, mark-to-market on derivatives, accretion expense, interest expense, income taxes and other non-recurring income and expenses. Consolidated EBITDAX provides no information regarding a company's capital structure, borrowings, interest costs, capital expenditures, working capital movement or tax position. Consolidated EBITDAX does not represent funds available for future discretionary use because it excludes funds required for debt service, capital expenditures, working capital, income taxes, franchise taxes and other commitments and obligations. However, management believes Consolidated EBITDAX is useful to an investor because this measure:
•is used by investors in the oil and natural gas industry to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon accounting methods, the book value of assets, capital structure and the method by which assets were acquired, among other factors;
•helps investors to more meaningfully evaluate and compare the results of the Company's operations from period to period by removing the effect of the Company's capital structure from the Company's operating structure; and
•is used by management for various purposes, including (i) as a measure of operating performance, (ii) as a measure of compliance under the Senior Secured Credit Facility, (iii) in presentations to the board of directors and (iv) as a basis for strategic planning and forecasting.
There are significant limitations to the use of Consolidated EBITDAX as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect the Company's net income or loss and the lack of comparability of results of operations to different companies due to the different methods of calculating Consolidated EBITDAX, or similarly titled measures, reported by different companies. The Company is subject to financial covenants under the Senior Secured Credit Facility, one of which establishes a maximum permitted ratio of Net Debt, as defined in the Senior Secured Credit Facility, to Consolidated EBITDAX. See Note 7 in the 2024 Annual Report for additional discussion of the financial covenants under the Senior Secured Credit Facility. Additional information on Consolidated EBITDAX can be found in the Company's Eleventh Amendment to the Senior Secured Credit Facility, as filed with the SEC on September 13, 2023.
The following table presents a reconciliation of net income (loss) (GAAP) to Consolidated EBITDAX (non-GAAP) for the periods presented:

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2025	2024	2025	2024
	(unaudited)		(unaudited)
Net income (loss)	$(353,522)	$215,300	$(954,931)	$185,871
Plus:
Share-settled equity-based compensation, net	3,160	3,813	9,997	11,248
Depletion, depreciation and amortization	180,516	187,063	556,840	527,468
Impairment expense	419,955	—	1,005,242	—
Organizational restructuring expenses	—	—	4,627	—
(Gain) loss on disposal of assets, net	(685)	(839)	(2,050)	(1,005)
Mark-to-market on derivatives:
(Gain) loss on derivatives, net	(56,069)	(226,553)	(169,233)	(82,064)
Settlements received (paid) for matured derivatives, net	54,757	29,013	155,002	10,751
Accretion expense	972	1,046	2,983	3,102
Interest expense	49,994	40,119	150,228	124,230
Loss extinguishment of debt, net	—	—	—	66,115
Income tax (benefit) expense	(1,775)	60,324	236,346	54,984
Operating lease termination expense	4,309	—	4,309	—
General and administrative (transaction expenses)	6,866	220	6,866	567
Consolidated EBITDAX (non-GAAP)	$308,478	$309,506	$1,006,226	$901,267

The following table presents a reconciliation of net cash provided by (used in) operating activities (GAAP) to Consolidated EBITDAX (non-GAAP) for the periods presented:

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2025	2024	2025	2024
	(unaudited)		(unaudited)
Net cash provided by (used in) operating activities	$286,552	$246,165	$889,878	$743,156
Plus:
Interest expense	49,994	40,119	150,228	124,230
Organizational restructuring expenses	—	—	4,627	—
Current income tax (benefit) expense	800	469	2,632	2,706
Net changes in operating assets and liabilities	(30,415)	29,505	(23,462)	48,119
Operating lease termination expense	4,309	—	4,309	—
General and administrative (transaction expenses)	6,866	220	6,866	567
Other, net	(9,628)	(6,972)	(28,852)	(17,511)
Consolidated EBITDAX (non-GAAP)	$308,478	$309,506	$1,006,226	$901,267

Net Debt
Net Debt is a non-GAAP financial measure defined in the Company's Senior Secured Credit Facility as the face value of long-term debt plus any outstanding letters of credit, less cash and cash equivalents, where cash and cash equivalents are capped at $100 million when there are borrowings on the Senior Secured Credit Facility. Management believes Net Debt is useful to management and investors in determining the Company's leverage position since the Company has the ability, and may decide, to use a portion of its cash and cash equivalents to reduce debt.

(in thousands)	September 30, 2025	December 31, 2024
	(unaudited)
Total senior unsecured notes	$1,600,578	$1,600,578
Senior Secured Credit Facility	705,000	880,000
Total long-term debt	$2,305,578	$2,480,578
Less: cash and cash equivalents	14,697	40,179
Net Debt (non-GAAP)	$2,290,881	$2,440,399
Net Debt to Consolidated EBITDAX
Net Debt to Consolidated EBITDAX is a non-GAAP financial measure defined in the Company's Senior Secured Credit Facility as Net Debt divided by Consolidated EBITDAX for the previous four quarters, which requires various treatment of asset transaction impacts. Net Debt to Consolidated EBITDAX is used by the Company’s management for various purposes, including as a measure of operating performance, in presentations to its board of directors and as a basis for strategic planning and forecasting.
Investor Contact:
Ron Hagood
918.858.5504
ir@vitalenergy.com